UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2017

TRUE DRINKS HOLDINGS, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	001-32420	84-1575085
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

18662 MacArthur Blvd., Suite 110, Irvine, California 92612
(Address of principal executive offices)

(949) 203-3500
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01
Entry into a Material Definitive Agreement

On July 26, 2017, True Drinks Holdings, Inc. (the “Company”) commenced an offering of Senior Secured Promissory Notes, a form of which is attached hereto as Exhibit 10.1 (the “Secured Notes”), in the aggregate principal amount of up to $1.5 million to certain accredited investors (the “Secured Note Financing”). As additional consideration for participating in the Secured Note Financing, investors will receive five-year warrants, exercisable for $0.15 per share, to purchase that number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), equal to 50% of the principal amount of the Secured Note purchased, divided by $0.15 per share (the “Warrants”). A form of Warrant is attached hereto as Exhibit 10.2.

The Secured Notes (i) bear interest at a rate of 8% per annum, (ii) have a maturity date of 1.5 years from the date of issuance, and (iii) are subject to a pre-payment and change in control premium of 125% of the principal amount of the Secured Notes at the time of pre-payment or change in control, as the case may be. To secure the Company’s obligations under the Secured Notes, the Company will also grant to participating investors a continuing security interest in substantially all of the Company’s assets pursuant to the terms and conditions of a Security Agreement, a form of which is attached hereto as Exhibit 10.3 (the “Security Agreement”).

Between July 26, 2017 and July 31, 2017, the Company offered and sold Secured Notes in the aggregate principal amount of $750,000 and issued Warrant to purchase up to 2.5 million shares of Common Stock to participating investors. These issuances of Secured Notes resulted in gross proceeds to the Company of $750,000. The Company expects to use these proceeds for general corporate purposes.

The issuance of the Secured Notes and the Warrants were exempt from the registration requirements of the Securities Act of 1933, as amended, in accordance with Section 4(2) thereof, as a transaction by an issuer not involving a public offering.

The foregoing description of the Secured Note, Warrant and Security Agreement are not complete, and are qualified by reference to such documents, which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively.

Item 2.03
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02
Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01
Financial Statements and Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

True Drinks Holdings, Inc.

Date: August 1, 2017	By:	/s/ Dan Kerker
Name: Dan Kerker
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Senior Secured Promissory Note
10.2	Form of Warrant
10.3	Form of Security Agreement